UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2007 (November 7, 2007)
ENERGY TRANSFER EQUITY, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32740 (Commission File Number)	30-0108820 (IRS Employer Identification No.)
3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 981-0700
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.03 Material Modification to Rights of Security Holders
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership
Opinion of Vinson & Elkins L.L.P.
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
     On November 7, 2007, Energy Transfer Equity, L.P. (the “Partnership”) entered into an underwriting agreement (the “Underwriting Agreement”) with LE GP, LLC, the general partner of the Partnership (the “General Partner”), two parties not affiliated with the Partnership (the “Selling Unitholders”) and Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., UBS Investment Bank and Credit Suisse (USA) LLC (collectively, the “Underwriters”) covering the sale by the Selling Unitholders of an aggregate of 7,336,588 common units representing limited partner interests in the Partnership (the “Common Units”) at a price of $31.70 per Common Unit ($30.432 per Common Unit, net of underwriting discount). Pursuant to the Underwriting Agreement, the Selling Unitholders granted the Underwriters a 30-day option to purchase up to an additional 1,100,489 Common Units (the “Additional Units”) to cover over-allotments, if any, on the same terms as those Common Units sold by the Partnership, which the Underwriters have advised us that they intend to exercise in full. The offer and sale of the Common Units pursuant to the Underwriting Agreement have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3/A (Registration No. 333-146300) of the Partnership, as supplemented by the Prospectus Supplement dated November 7, 2007 relating to the Common Units, filed with the Securities and Exchange Commission (“Commission”) pursuant to Rule 424(b) of the Securities Act on November 8, 2007. Closing of the sale of the Common Units is scheduled for November 13, 2007. Closing of the sale of the Additional Units is scheduled for November 14, 2007. The Selling Unitholders will receive all of the proceeds of the sale of the Common Units.
     The General Partner, the Partnership and the Selling Unitholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.
     The summary of the Underwriting Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto.
Item 3.03 Material Modification to Rights of Security Holders.
     The discussion in Item 5.03 is incorporated into this item.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 7, 2007, the Board of Directors of the General Partner of the Partnership approved an amendment to the Third Amended and Restated Agreement of Limited Partnership of the Partnership, and this amendment became effective on November 9, 2007. This amendment changes the fiscal year of the Partnership from a year ending on August 31 to a year ending on December 31. In order to transition to the new fiscal year, the amendment also provides that, in lieu of making a cash distribution to the Partnership’s unitholders and the General Partner with respect to the three-month period ending November 30, 2007, the Partnership will make a cash distribution for the four-month period ending December 31, 2007, which distribution will be made within 50 days following the end of such four-month period. Finally, the amendment provides that, following this one-time four-month distribution period, the Partnership will make cash distributions with respect to each calendar quarter within 50 days following the end of each calendar quarter. A copy of this amendment is filed as an exhibit to this report.
     In connection with the change in the Partnership’s fiscal year, the Partnership will file (i) a Quarterly Report on Form 10-Q for the three-month period ending November 30, 2007 and (ii) a Transition Report on Form 10-Q for the four-month period ending December 31, 2007. Thereafter, ETE will file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K based on calendar quarters and calendar years, respectively.
Item 7.01 Regulation FD Disclosure.
     On November 7, 2007, the Partnership announced that it had priced the previously announced offering of 7,336,588 Common Units by existing unitholders of the Partnership. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements. None.
     (b) Exhibits.

Exhibit
Number	Description of the Exhibit
Exhibit 1.1	Underwriting Agreement, dated November 7, 2007 by and among the Partnership, the General Partner, the Selling Unitholders and the Underwriters.

Exhibit 3.3.2	Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated as of November 9, 2007.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibit 8.1)

Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated November 7, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER EQUITY, L.P.

By:	LE GP, LLC
its general partner

By:	/s/ John W. McReynolds

Name: John W. McReynolds
Title: President and Chief Financial Officer
November 13, 2007

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 1.1	Underwriting Agreement, dated November 7, 2007 by and among the Partnership, the General Partner, the Selling Unitholders and the Underwriters.

Exhibit 3.3.2	Amendment No. 2 to Third Amended and Restated Agreement of Limited Partnership of Energy Transfer Equity, L.P. dated as of November 9, 2007.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed in exhibit 8.1)

Exhibit 99.1	Energy Transfer Equity, L.P. Press Release dated November 7, 2007.